1 IREN Targets $4.4bn in ARR with Blackwell Deployment at Childress NEW YORK, May 26, 2026 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) (“IREN”) today announced it has entered into a purchase agreement with Dell for air-cooled Blackwell systems to service its previously announced five-year, $3.4bn managed services AI cloud contract. The transaction is part of IREN’s ongoing investment to accelerate time-to-compute, today the defining constraint in AI. The Blackwell systems will be deployed across existing data centers at IREN’s Childress, Texas campus, with commissioning targeted for early 2027. Upon commissioning, the AI cloud contract is expected to increase IREN's annualized run-rate revenue (ARR) from $3.7bn to $4.4bn.1 This reflects IREN's ongoing progress in bringing GPU capacity online and converting it into revenue. The total purchase price under the agreement with Dell is approximately $1.6bn, inclusive of GPUs, servers, storage, networking, ancillary equipment, integration services, and warranties, with payment terms structured on a post-shipment basis. IREN is advancing GPU financing in connection with the agreement, consistent with its approach to prior hardware deployments. Daniel Roberts, Co-Founder & Co-CEO of IREN, commented: “Securing capacity and accelerating commissioning are our top priorities in a market where time-to- compute is everything. Hyperscalers, enterprises and developers choose IREN as a partner because we own and control the full stack - the physical infrastructure, the compute, and the operational capability to deploy at scale. Our relationship with Dell ensures access to hardware at the scale and speed the market demands. Every deployment we complete makes the next one faster, and that compounding execution advantage is what we are building.”

2 About IREN IREN is a vertically integrated AI Cloud provider, delivering large-scale data centers and GPU clusters for AI training and inference. IREN’s platform is underpinned by its expansive portfolio of grid-connected land and power in renewable-rich regions across North America, Europe and APAC. Contacts Investors ir@iren.com Media media@iren.com Assumptions and Notes 1. ARR of $4.4bn represents expected $1.9bn average annual revenue under the Microsoft contract plus expected $0.7bn average annual revenue under the $3.4bn AI cloud contract plus estimated $1.8bn ARR from planned GPU deployments at British Columbia and Childress sites, based on internal company assumptions regarding GPU models, utilization and pricing. It is not fully contracted, there can be no assurance that it will be achieved, and actual revenue may differ materially. Assumes on time delivery and commissioning of GPUs. Forward-Looking Statements This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, revenue targets, expectations relating to capital expenditures, anticipated hardware deliveries, and trends we expect to affect our business. These statements often include words such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled”. Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team in connection with this news release. These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to differ materially from any future results performance or achievements expressed or implied by the forward- looking statements, including IREN’s ability to successfully execute on its growth strategies and operating plans, achieve its targeted annualized run-rate revenue and operating capacity, continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing solutions (including the market for cloud services and potential colocation services), along with other important factors discussed under the caption “Risk Factors” in IREN’s Annual Report on Form 10-K, filed with Securities and Exchange Commission (the “SEC”) on August 28, 2025 and our other filings with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward- looking statement included in this press release speaks only as of the date of such statement. Except as

3 required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.